               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 15, 2005

                     NAVISTAR FINANCIAL 2002-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

              333-67112-02                           61-6285998
      (Commission File Number)            (I.R.S. Employer Identification No.)

  425 N. Martingale Road Schaumburg, Illinois             60173
   (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number including area code 630-753-4000

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01  Other Events.

           On June 15, 2005, the Registrant made available the
           Monthly Servicer Certificate for the Period of May 2005
           for the NAVISTAR FINANCIAL 2002-A OWNER TRUST, which is
           attached as Exhibit 20 hereto.

Item 9.01  Financial Statements and Exhibits.

         (c)      See attached Exhibit 20.

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                                   SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                      NAVISTAR FINANCIAL 2002-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)

Date:  June 24, 2005                       By:/s/PAUL E. MARTIN
------------------------                         --------------------------
                                                 Paul E. Martin
                                                 Vice President & Controller

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                                  EXHIBIT INDEX

Exhibit No.    Description

   20          Navistar Financial 2002-A Owner Trust
               Monthly Servicer Certificate #38, dated June 15, 2005

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                               EXHIBIT 20

               Navistar Financial 2002 - A Owner Trust
                        For the Month of May 2005
                   Distribution Date of June 15, 2005
                        Servicer Certificate  #38

Original Pool Amount                                   $317,954,886.53
Subsequent Receivables (transferred 04/30/02)          $69,994,775.15
Subsequent Receivables (transferred 05/31/02)          $112,050,220.64
Subsequent Receivables (transferred 00/00/00)                   $0.00
Beginning Pool Balance                                 $83,896,740.92
Beginning Pool Factor                                       0.1677935

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay) $5,347,733.23
     Interest Collected                                   $493,599.05

Additional Deposits:

     Repurchase Amounts                                         $0.00

     Liquidation Proceeds / Recoveries                     $57,036.46
Total Additional Deposits                                  $57,036.46

Repos / Chargeoffs                                         $20,674.70
Aggregate Number of Notes Charged Off                              87

Total Available Funds                                   $5,617,798.06

Ending Pool Balance                                    $78,808,903.67
Ending Pool Factor                                          0.1576178

Servicing Fee                                              $69,913.95
     memo: Servicer will allocate $1,500.00 of Servicing
           Fee as Administration Fee
Repayment of Servicer Advances                            $280,570.68

Reserve Account:
                                                                               ====================================
                                                                                Memo Item - Reserve Account
     Beginning Balance  (see Memo Item)                $10,150,470.92          Opening balance        $9,999,997.65
     Target Percentage                                          5.50%          +  Invest. Income         $24,210.49
     Target Balance                                     $4,334,489.70          +  Excess Serv.          $126,262.78
     Specified Yield Supplement Amount                          $0.00          +  Transfer (to)               $0.00
                                                                                                    ---------------
     Specified Yield Supplement Amount                     $25,884.41             Collection Acct
     Specified Reserve Account Balance                  $4,360,374.11             Beginning Balance  $10,150,470.92
     Minimum Balance                                    $9,999,997.65           ===================================
     (Release) / Deposit                                 ($150,473.27)
     Ending Balance                                     $9,999,997.65

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Current Weighted Average APR:                                  7.291%
----------------------------------------------------------------------
----------------------------------------------------------------------
Current Weighted Average Remaining Term (months):               19.60
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Delinquencies                                                 Dollars    Notes
                            Installments: 1 - 30 days      637,709.27      572
                                          31 - 60 days     155,790.77      126
                                          60+  days         67,804.05       37

                                   Total:                  861,304.09      596
                                Balances: 60+  days        393,726.91       37

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Navistar Financial 2002 - A Owner Trust
For the Month of May 2005                                                          NOTES
                                           TOTAL        CLASS A - 1     CLASS A - 2     CLASS A - 3    CLASS A - 4     CLASS B NOTES
Original Pool Amount                  $500,000,000.00  $73,000,000.00 $182,000,000.00 $104,000,000.00 $121,000,000.00 $20,000,000.00

Distributions:
           Distribution Percentages  (1)                         0.00%           0.00%           0.00%         96.00%          4.00%

           Coupon                                              1.9600%         3.0700%         4.0900%        4.7600%        4.9500%

Beginning Pool Balance                 $83,896,740.92
Ending Pool Balance                    $78,808,903.67

Collected Principal                     $5,067,162.55
Collected Interest                        $493,599.05
Charge - Offs                              $20,674.70
Liquidation Proceeds / Recoveries          $57,036.46

Servicing & Administration Fee             $69,913.95
Investment Earnings from Pre-Funding Acct.      $0.00
Negative Carry Amount                           $0.00
Cash Transfer from Pre-Funding Acct.            $0.00
Cash Transfer from Reserve Account              $0.00
Total Collections Avail for Debt Svc    $5,547,884.11

Beginning Balance                      $83,896,740.92            $0.00          $0.00           $0.00  $77,620,871.28  $6,275,869.64

Interest Due (2)                          $333,784.08            $0.00          $0.00           $0.00     $307,896.12     $25,887.96
Interest Paid                             $333,784.08            $0.00          $0.00           $0.00     $307,896.12     $25,887.96
Principal Due                           $5,087,837.25            $0.00          $0.00           $0.00   $4,884,323.76    $203,513.49
Mandatory Prepayments Class A-1 only            $0.00            $0.00
Principal Paid                          $5,087,837.25            $0.00          $0.00           $0.00   $4,884,323.76    $203,513.49

Ending Balance                         $78,808,903.67            $0.00          $0.00           $0.00  $72,736,547.52  $6,072,356.15
Note/Certificate Pool Factor
      (Ending Balance/Original Pool Amt)                        0.0000         0.0000          0.0000          0.6011         0.3036

Total Distributions                     $5,421,621.33            $0.00          $0.00           $0.00   $5,192,219.88    $229,401.45

Interest Shortfall                              $0.00            $0.00          $0.00           $0.00           $0.00          $0.00
Principal Shortfall                             $0.00            $0.00          $0.00           $0.00           $0.00          $0.00
           Total Shortfall                      $0.00            $0.00          $0.00           $0.00           $0.00          $0.00

Excess Servicing (see Memo Item -
     Reserve Accounts                     $126,262.78
        Beginning Reserve Acct Balance $10,150,470.92
           (Release)/Draw                ($150,473.27)
           Ending Reserve Acct Balance  $9,999,997.65

(1) Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.00% applied sequentially to Class A notes and 4.00% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.
(2) Class A-1  Interest based on Actual Number of Days.  Interest on other classes based on a 30 day month.  Interest  for first settlement based off 15 days, from 04/30/02 to, but excluding, 5/15/02.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
=======================================================
Memo Item - Advances:
   Servicer Advances - Current Month     ($280,570.68)
   Total Outstanding Servicer Advances  $9,237,733.11
=======================================================

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Navistar Financial 2002 - A Owner Trust
For the Month of May 2005

Trigger Events:  A)  Loss Trigger
                 B)  Delinquency Trigger
                 C)  Noteholders Percent Trigger

                                                5                 4                 3                 2                 1
                                             Jan-05             Feb-05            Mar-05            Apr-05            May-05
Beginning Pool Balance                   $110,082,082.04    $104,102,094.54   $95,396,504.66    $89,239,671.57    $83,896,740.92

A)   Loss Trigger:
Principal of Contracts Charged Off            $13,745.96        $119,231.26      $116,569.08        $22,275.64        $20,674.70
Recoveries                                   $168,392.63         $53,158.72       $74,917.38        $56,131.87        $57,036.46

Total Charged Off (Months 5, 4, 3)           $249,546.30
Total Recoveries (Months 3, 2, 1)            $188,085.71
                                         ----------------
Net Loss / (Recoveries) for 3 Mos             $61,460.59 (a)

Total Balance (Months 5, 4, 3)           $309,580,681.24 (b)

Loss Ratio Annualized  [(a/b) * (12)]            0.2382%

Trigger:  Is Ratio > 1.5%                      No
                                                                                  Mar-05            Apr-05            May-05
B)   Delinquency Trigger:                                                      $586,803.24       $606,578.30         $393,726.91
     Balance delinquency 60+ days                                                  0.61512%          0.67972%            0.46930%
     As % of Beginning Pool Balance                                                0.57066%          0.62626%            0.58805%
     Three Month Average

     Trigger:  Is Average > 2.0%               No

C)   Noteholders Percent Trigger:              2.0000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%                    No

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